Haifa, February 10, 2000

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read paragraphs I, II of item 4 included in the Form 8-K dated February 10, 2000 of ESC Medical Systems Ltd. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained herein.


                              Very truly yours,

                              /s/ Luboshitz Kasierer
                              -----------------------------------------
                              Luboshitz Kasierer
                              Member Firm of Arthur Andersen


cc:      Mr. Yacha Sutton C.E.O. ESC Medical System Ltd.